1

Table of Contents 2 3 Forward Looking Statements 4 Corporate Profile 5 Highlights 6 Summary Information 7 Net Asset Value Component Data 8 Summary Balance Sheet 9 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Core Debt to Core EBITDA 13 Debt Information 14 Capitalization & Financial Ratios 15 Property Portfolio 17 Development & Redevelopment Pipeline 18 Mezzanine Investments 19 Acquisitions & Dispositions 20 Construction Business Summary 21 Same Store NOI by Segment 22 Top 10 Tenants by Annualized Base Rent 23 Office Lease Summary 24 Office Lease Expirations 25 Retail Lease Summary 26 Retail Lease Expirations 27 Appendix – Definitions & Reconciliations 31 Same Store vs Non-Same Store Properties 32 Reconciliation to Property Portfolio NOI 34 Reconciliation to GAAP Net Income

Forward Looking Statements 3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 7, 2019, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 7, 2019. The Company makes statements in this Supplemental financial package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, mezzanine loan program, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

4

Corporate Profile

AHH LISTED NYSE

Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs, acquires and manages institutional-grade office, retail and multifamily properties in the Mid-Atlantic and Southeastern United States. The Company also provides general contracting and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.



Board of Directors

Daniel A. Hoffler	Executive Chairman of Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Eva S. Hardy	Independent Director

Corporate Officers

Louis S. Haddad	President and Chief Executive Officer
Michael P. O'Hara	Chief Financial Officer
Eric E. Apperson	President of Construction
Shelly R. Hampton	President of Asset Management

Investor Relations

Michael P. O'Hara
(757) 366-6684

Chief Financial Officer
mohara@armadahoffler.com

Analyst Coverage

Bank of America Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@baml.com

D. A. Davidson & Co.
James O. Lykins
(503) 603-3041
jlykins@dadco.com

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

B. Riley FBR
Craig Kucera
(703) 862-5249
craigkucera@fbr.com

Raymond James & Associates
Bill Crow
(727) 567-2594
bill.crow@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

Stifel, Nicolaus & Company Inc.
John Guinee
(443) 224-1307
jwguinee@stifel.com

Highlights 5 • Net income of $4.9 million, or $0.07 per diluted share, for the quarter ended December 31, 2018 compared to net income of $5.8 million, or $0.09 per diluted share, for the quarter ended December 31, 2017. Net income of $23.5 million, or $0.36 per diluted share, for the year ended December 31, 2018 compared to net income of $29.9 million, or $0.50 per diluted share, for the year ended December 31, 2017. • Normalized Funds From Operations (“FFO”) of $20.2 million, or $0.30 per diluted share, for the quarter ended December 31, 2018 compared to Normalized FFO of $14.5 million, or $0.23 per diluted share, for the quarter ended December 31, 2017. Normalized FFO of $66.5 million, or $1.03 per diluted share, for the year ended December 31, 2018 compared to Normalized FFO of $59.3 million, or $0.99 per diluted share, for the year ended December 31, 2017. • FFO of $17.1 million, or $0.26 per diluted share, for the quarter ended December 31, 2018 compared to FFO of $15.1 million, or $0.24 per diluted share, for the quarter ended December 31, 2017. FFO of $64.3 million, or $0.99 per diluted share, for the year ended December 31, 2018 compared to FFO of $59.7 million, or $0.99 per diluted share, for the year ended December 31, 2017. • Introduced 2019 full-year Normalized FFO guidance in the range of $1.11 to $1.17 per diluted share, as set forth in the presentation that can be found on the Investors page of the Company's website at www.ArmadaHoffler.com. The Company's executive management will provide further details regarding its 2019 earnings guidance during today's webcast and conference call. • Core operating property portfolio occupancy at 95.8% as of December 31, 2018 compared to 94.2% as of December 31, 2017. • Same Store Net Operating Income ("NOI") for both the quarter and the year ended December 31, 2018 increased on a GAAP and on a cash basis compared to the quarter and the year ended December 31, 2017. • Positive releasing spreads on office renewals during the fourth quarter of 5% on a GAAP basis and 1% on a cash basis. Positive releasing spreads on retail renewals during the fourth quarter of 5% on a GAAP basis and 3% on a cash basis. • Completed the sale of the new build-to-suit distribution facility in Richmond, Virginia for $25.9 million, representing a profit of over 15% based on total development and construction costs. • Sold our at-cost purchase option to the developer of The Residences at Annapolis Junction for $5.0 million and received $11.1 million as partial repayment on the Company’s outstanding mezzanine loan. • Added $153 million in new contracts to third-party construction backlog during the quarter ended December 31, 2018. • Raised $5.9 million of gross proceeds through our at-the-market equity offering program at an average price of $15.05 per share during the quarter ended December 31, 2018. Raised $66.5 million of gross proceeds through our at-the-market equity offering program at an average price of $14.39 per share during the year ended December 31, 2018. • Closed on our initial investment in the office, retail, and apartment components of The Interlock, a new mixed-use development in West Midtown Atlanta. The Company has agreed to invest up to $65 million of principal through a mezzanine loan on the commercial office and retail portions of the project as well as another $23 million of principal through a mezzanine loan on the multifamily apartment component of the project. In addition to providing development services, the Company will also serve as the general contractor for the majority of the project. • Closed on our investment in Nexton Square, a new open-air lifestyle center under construction in Summerville, South Carolina. The Company has agreed to invest approximately $15 million of principal through a mezzanine loan as well as provide construction management and development services to the project. The Company also holds a below market option to purchase the project upon completion.

6
AHH
LISTED
NYSE

Summary Information

$ in thousands, except per share data

	Three months ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
OPERATIONAL METRICS					
Net income	$4,895	$5,669	$5,945	$6,983	$5,768
Net income per diluted share	**$0.07**	**$0.09**	**$0.09**	**$0.11**	**$0.09**
Rental properties Net Operating Income (NOI)	20,563	18,987	19,341	19,462	18,570
General contracting and real estate services gross profit	551	977	567	636	641
Adjusted EBITDA[(1)(2)]	25,110	20,124	19,466	19,399	18,345
Funds From Operations (FFO)	17,089	15,865	15,124	16,261	15,071
FFO per diluted share	**$0.26**	**$0.24**	**$0.24**	**$0.26**	**$0.24**
Normalized FFO	20,190	15,650	15,242	15,376	14,525
Normalized FFO per diluted share	**$0.30**	**$0.24**	**$0.24**	**$0.25**	**$0.23**
Annualized dividend yield	5.69%	5.29%	5.37%	5.84%	4.89%
CAPITALIZATION					
Total common shares outstanding	50,014	49,576	48,768	45,205	44,938
Operating Partnership units outstanding	17,110	17,167	17,291	17,441	17,486
Common shares and OP units outstanding	67,124	66,743	66,059	62,646	62,424
Market price per common share	$14.06	$15.11	$14.90	$13.69	$15.53
Equity market capitalization[(3)]	$943,763	$1,008,487	$984,279	$857,624	$969,445
Total debt[(4)]	700,722	660,608	586,821	595,637	523,412
Total market capitalization	1,644,485	1,669,095	1,571,100	1,453,261	1,492,857
Less: cash	(24,051)	(20,648)	(15,418)	(19,306)	(22,916)
Total enterprise value	$1,620,434	$1,648,447	$1,555,682	$1,433,955	$1,469,941
BALANCE SHEET METRICS					
Core Debt/enterprise value	36.7%	34.9%	34.1%	38.4%	33.0%
Fixed charge coverage ratio	3.7x	3.5x	3.5x	3.6x	3.5x
Core Debt/Annualized Core EBITDA	6.5x	7.1x	6.8x	7.0x	6.6x
CORE PORTFOLIO OCCUPANCY					
Office[(5)]	93.3%	93.8%	93.7%	92.2%	89.9%
Retail[(5)]	96.2%	96.6%	96.7%	96.7%	96.5%
Multifamily[(6)]	97.3%	97.1%	89.2% (7)	96.1%	92.9%
Weighted Average[(8)]	95.8%	96.1%	94.8%	95.6%	94.2%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance for the three months ended 12/31/18.
(3) Includes common shares and OP units
(4) Excludes unamortized GAAP adjustments
(5) Office and retail occupancy based on leased square feet as a % of respective total
(6) Multifamily occupancy based on occupied units as a % of respective total
(7) Includes impact of seasonality, attributed to the reduced summer occupancy at the JHU student housing property
(8) Total occupancy weighted by annualized base rent

Net Asset Value Component Data 7 In thousands Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 12/31/2018 12/31/2018 General contracting gross profit(2) $6,147 Diversified Portfolio Office $0 $0 Retail 10,657 42,628 Non-Property Assets Multifamily 2,533 10,132 Non-Property Assets As of 12/31/2018 Total diversified portfolio NOI $13,190 $52,760 Cash and cash equivalents $21,254 Restricted cash 2,797 Virginia Beach Town Center Accounts receivable 19,016 Office(1) $2,944 $11,776 Notes receivable, including mezzanine investments 138,683 Retail(1) 2,094 8,376 Construction receivables, including retentions 16,154 Multifamily 1,489 5,956 Equity method investments (Durham City Center JV) 22,203 Total Virginia Beach Town Center NOI $6,527 $26,108 Other assets 56,535 Land held for development 2,994 Stabilized portfolio NOI - cash basis $19,717 $78,868 Total non-property assets $279,636 Signed leases not yet occupied or in free rent period $1,030 $4,120 Liabilities & Share Count As of 12/31/2018 Total $20,747 $82,988 Liabilities Mortgages and notes payable $694,239 Accounts payable and accrued liabilities 15,217 Development Pipeline Construction payables, including retentions 50,796 12/31/2018 Other liabilities 49,240 Income producing property $88,000 Total liabilities $809,492 Construction in progress 132,200 Other assets 1,800 Share Count Total cost to date $222,000 Total common shares outstanding 50,014 Total OP units outstanding 17,110 Total common shares & OP units outstanding 67,124 (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes (2) Includes $3.4M sale of distribution center

Summary Balance Sheet 8 As of $ in thousands 12/31/2018 12/31/2017 Assets (Unaudited) Real estate investments: Income producing property $1,037,917 $910,686 Held for development 2,994 680 Construction in progress 135,675 83,071 Accumulated depreciation (188,775) (164,521) Net real estate investments 987,811 829,916 Real estate investments held for sale 929 - Cash and cash equivalents 21,254 19,959 Restricted cash 2,797 2,957 Accounts receivable, net 19,016 15,691 Notes receivable 138,683 83,058 Construction receivables, including retentions 16,154 23,933 Costs and estimated earnings in excess of billings 1,358 245 Equity method investments 22,203 11,411 Other assets 55,177 55,953 Total Assets $1,265,382 $1,043,123 Liabilities and Equity Indebtedness, net $694,239 $517,272 Accounts payable and accrued liabilities 15,217 15,180 Construction payables, including retentions 50,796 47,445 Billings in excess of costs and estimated earnings 3,037 3,591 Other liabilities 46,203 39,352 Total Liabilities 809,492 622,840 Total Equity 455,890 420,283 Total Liabilities and Equity $1,265,382 $1,043,123

Summary Income Statement 9 In thousands, except per share data Three months ended Year ended 12/31/2018 12/31/2017 12/31/2018 12/31/2017 Revenues (Unaudited) Rental revenues $30,731 $27,654 $116,958 $108,737 General contracting and real estate services 12,705 32,643 76,359 194,034 Total Revenues 43,436 60,297 193,317 302,771 Expenses Rental expenses 7,173 6,353 27,222 25,422 Real estate taxes 2,995 2,731 11,383 10,528 General contracting and real estate services 12,154 32,002 73,628 186,590 Depreciation and amortization 11,260 9,303 39,913 37,321 General and administrative 3,339 2,673 11,431 10,435 Acquisition, development & other pursuit costs 190 171 352 648 Impairment charges 1,518 60 1,619 110 Total Expenses 38,629 53,293 165,548 271,054 Gain on real estate dispositions 4,254 - 4,254 8,087 Operating Income 9,061 7,004 32,023 39,804 Interest income 3,577 2,111 10,729 7,077 Interest expense (5,540) (4,157) (19,087) (17,439) Equity in income of unconsolidated real estate entities 372 - 372 - Loss on extinguishment of debt - (50) (11) (50) Change in fair value of interest rate derivatives (2,207) 827 (951) 1,127 Other income 155 (23) 388 131 Income before taxes 5,418 5,712 23,463 30,650 Income tax benefit (provision) (523) 56 29 (725) Net Income $4,895 $5,768 $23,492 $29,925 Per Diluted Share & Unit $0.07 $0.09 $0.36 $0.50 Weighted Average Shares & Units - Diluted 66,836 62,427 64,754 60,181

10 AHH LISTED NYSE

FFO, Normalized FFO & Adjusted FFO[1]

$ in thousands, except per share data

	Three months ended (Unaudited)				Year Ended (Unaudited)	
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	2018	2017
Funds From Operations						
Net income	**$4,895**	**$5,669**	**$5,945**	**$6,983**	**$23,492**	**$29,925**
Earnings per diluted share	$0.07	$0.09	$0.09	$0.11	$0.36	$0.50
Depreciation and amortization[2]	11,525	10,196	9,179	9,278	40,178	37,321
Gains on dispositions of operating real estate[3]	(833)	-	-	-	(833)	(7,595)
Impairment of real estate assets[4]	1,502	-	-	-	1,502	-
FFO	**$17,089**	**$15,865**	**$15,124**	**$16,261**	**$64,339**	**$59,651**
FFO per diluted share	$0.26	$0.24	$0.24	$0.26	$0.99	$0.99
Normalized FFO						
Acquisition, development & other pursuit costs	190	69	9	84	352	648
Loss on extinguishment of debt	-	11	-	-	11	50
Impairment of intangible assets and liabilities	16	3	98	-	117	110
Severance related costs	688	-	-	-	688	-
Change in fair value of interest rate derivatives	2,207	(298)	11	(969)	951	(1,127)
Normalized FFO	**$20,190**	**$15,650**	**$15,242**	**$15,376**	**$66,458**	**$59,332**
Normalized FFO per diluted share	$0.30	$0.24	$0.24	$0.25	$1.03	$0.99
Adjusted FFO						
Non-cash stock compensation	55	252	271	555	1,133	1,323
Acquisition, development & other pursuit costs	(190)	(69)	(9)	(84)	(352)	(648)
Tenant improvements, leasing commissions, lease incentives[5]	(2,447)	(899)	(1,102)	(1,058)	(5,506)	(3,660)
Property related capital expenditures	(2,961)	(884)	(1,098)	(1,321)	(6,264)	(3,923)
Adjustment for Annapolis Junction purchase option	4,489	-	-	-	4,489	-
Non-cash interest expense	289	270	231	326	1,116	1,274
Net effect of straight-line rents	(915)	(709)	(415)	(478)	(2,517)	(692)
Amortization of leasing incentives & above (below) market rents	(29)	(43)	(46)	(56)	(174)	(195)
AFFO	**$18,481**	**$13,568**	**$13,074**	**$13,260**	**$58,383**	**$52,811**
Weighted Average Common Shares Outstanding	49,726	49,194	45,928	45,132	47,512	42,423
Weighted Average Operating Partnership ("OP") Units Outstanding	17,110	17,168	17,286	17,406	17,242	17,758
Total Weighted Average Common Shares and OP Units Outstanding	66,836	66,362	63,214	62,538	64,754	60,181

(1) See definitions on pages 28-29
(2) The adjustment for depreciation and amortization includes depreciation attributable to the Company's investment in One City Center, which is an unconsolidated real estate investment.
(3) Excludes gain on non-operating real estate of $3.4M for the three months ended 12/31/18, and $0.5M for the three months ended 9/30/2017
(4) Disposition of Waynesboro Commons
(5) Excludes development, redevelopment, and first generation space

11

AHH LISTED NYSE

Outstanding Debt

$ in thousands

Debt	Stated Rate	Effective Rate as of 12/31/2018	Maturity Date	2019	2020	2021	2022	2023	Thereafter	Outstanding as of 12/31/2018
				Debt Maturities & Principal Payments						
Secured Notes Payable - Core Debt										
North Point Center Note 1[1]	6.45%	6.45%	2/5/2019	$9,352						$9,352
Southgate Square	L+1.60%	4.10%	4/29/2021	880	880	19,682				21,442
Encore Apartments	3.25%	3.25%	9/10/2021	124	504	24,338				24,966
4525 Main Street	3.25%	3.25%	9/10/2021	158	646	31,230				32,034
Hanbury Village	3.78%	3.78%	8/15/2022	504	522	544	17,449			19,019
Socastee Commons	4.57%	4.57%	1/6/2023	105	109	115	120	4,222		4,671
Sandbridge Commons	L+1.75%	4.25%	1/17/2023	238	247	257	268	7,248		8,258
249 Central Park Retail	L+1.60%	4.10%	8/10/2023	217	230	245	260	16,093		17,045
South Retail	L+1.60%	4.10%	8/10/2023	95	101	107	114	7,066		7,483
Fountain Plaza Retail	L+1.60%	4.10%	8/10/2023	131	139	147	156	9,684		10,257
Lightfoot Marketplace	L+1.75%	4.77% [2]	10/12/2023					10,500		10,500
Johns Hopkins Village	L+1.25%	4.19% [2]	8/7/2025	908	941	988	1,031	1,075	47,765	52,708
North Point Center Note 2	7.25%	7.25%	9/15/2025	121	130	140	151	162	1,642	2,346
Lexington Square	4.50%	4.50%	9/1/2028	245	256	268	280	293	13,598	14,940
Smith's Landing	4.05%	4.05%	6/1/2035	822	856	892	928	963	14,524	18,985
Liberty Apartments	5.66%	5.66%	11/1/2043	260	273	291	308	326	12,979	14,437
The Cosmopolitan	3.35%	3.35%	7/1/2051	766	792	819	847	876	40,368	44,468
Total - Secured Core Debt				$14,926	$6,626	$80,063	$21,912	$58,508	$130,876	312,911
Secured Notes Payable - Development Pipeline										
Greenside	L+2.95%	5.45%	2/24/2020		25,902					25,902
Premier	L+3.50%	6.00%	6/29/2020		19,214					19,214
Summit Place	L+3.24%	5.74%	1/1/2021			11,057				11,057
Hoffler Place	L+3.24%	5.74%	1/1/2021			11,445				11,445
Market at Mill Creek	L+1.55%	4.05%	7/12/2025						7,283	7,283
Brooks Crossing Office	L+1.60%	4.10%	7/1/2025						6,910	6,910
Total - Development Pipeline				-	45,116	22,502	-	-	14,193	81,811
Total Secured Notes Payable				$14,926	$51,742	$102,565	$21,912	$58,508	$145,069	$394,722
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	4.05%	10/26/2021			126,000				126,000
Senior unsecured term loan	L+1.35% - 1.95%	4.00%	10/26/2022				80,000			80,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% [2]	10/26/2022				50,000			50,000
Senior unsecured term loan	L+1.35% - 1.95%	4.28% [2]	10/26/2022				50,000			50,000
Total - Unsecured Core Debt				-	-	126,000	180,000	-	-	306,000
Total Notes Payable excluding GAAP Adjustments				$14,926	$51,742	$228,565	$201,912	$58,508	$145,069	$700,722
Weighted Average Interest Rate				5.6%	5.5%	4.0%	3.9%	4.3%	4.1%	4.2%
Balloon Payments				9,333	45,116	222,744	197,109	47,244	73,594	595,140
Principal amortization				5,593	6,626	5,821	4,803	11,264	71,475	105,582
Total Consolidated Debt				$14,926	$51,742	$228,565	$201,912	$58,508	$145,069	$700,722
Fixed-rate Debt[3]				13,365	5,029	59,625	121,114	18,417	130,876	348,426
Variable-rate Debt[4]				1,561	46,713	168,940	80,798	40,091	14,193	352,296
Total Consolidated Debt				$14,926	$51,742	$228,565	$201,912	$58,508	$145,069	$700,722
GAAP Adjustments										(6,483)
Total Notes Payable										$694,239

(1) Subsequent event – North Point 1 was paid off in January and added to unencumbered borrowing base
(2) Subject to an interest rate swap lock
(3) Includes debt subject to interest rate swap locks
(4) Excludes debt subject to interest rate swap locks

30 Day LIBOR as of 12/31/2018	2.503%

12
AHH LISTED NYSE

Core Debt to Core EBITDA[1]

$ in thousands

	Three months ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Net Income	$4,895	$5,669	$5,945	$6,983	$5,768
Excluding:					
Interest expense	5,540	4,677	4,497	4,373	4,157
Income tax provision (benefit)	523	(120)	(166)	(266)	(56)
Depreciation and amortization	11,260	10,196	9,179	9,278	9,303
(Gain) Loss on operating real estate dispositions	(833)	-	-	-	-
Impairment charges	1,518	-	-	-	-
Change in fair value of interest rate derivatives	2,207	(298)	11	(969)	(827)
Adjusted EBITDA[2]	$25,110	$20,124	$19,466	$19,399	$18,345
Other adjustments:					
Loss on extinguishment of debt	-	11	-	-	50
Non-cash stock compensation	55	252	271	555	276
Development Pipeline	(340)	(94)	(106)	(219)	(339)
Total Other Adjustments	(285)	169	165	336	(13)
Core EBITDA	$24,825	$20,293	$19,631	$19,735	$18,332
Total Debt[3]	$700,722	$660,608	$586,821	$595,637	$523,412
Adjustments to Debt:					
(Less) Development Pipeline[3]	(81,811)	(64,365)	(40,232)	(25,377)	(15,879)
(Less) Cash & restricted cash	(24,051)	(20,648)	(15,418)	(19,306)	(22,916)
Core Debt	$594,860	$575,595	$531,171	$550,954	$484,617
Core Debt/Annualized Core EBITDA	**6.5x**	**7.1x**	**6.8x**	**7.0x**	**6.6x**

(1) See definitions on page 30
(2) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance for the three months ended 12/31/18. These amounts are not annualized in the Core Debt/Annualized Core EBITDA calculation.
(3) Excludes GAAP Adjustments

Debt Information

$ in thousands

13

AHH LISTED NYSE

Total Debt Composition			
		Weighted Average	
	Percent of Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt			
Unsecured Debt	43.7%	4.0%	3.4 Yrs
Secured Debt	56.3%	4.3%	8.5 Yrs
Variable vs. Fixed-rate Debt			
Variable-rate Debt[1]	50.3%	4.4%	3.1 Yrs
Fixed-rate Debt[2][3]	49.7%	4.0%	9.5 Yrs
Fixed-rate and Hedged Debt[2][3]	99.7%		
Total		4.2%	6.3 Yrs

Unencumbered Summary	
	12/31/2018
% of Total Properties	66.7%
% of Annualized Base Rent	52.4%

Interest Rate Cap Agreements			
Effective Date	Maturity Date	Strike Rate	Notional Amount
February 7, 2017	March 1, 2019	1.50%	$50,000
June 23, 2017	July 1, 2019	1.50%	50,000
September 18, 2017	October 1, 2019	1.50%	50,000
November 28, 2017	December 1, 2019	1.50%	50,000
March 7, 2018	April 1, 2020	2.25%	50,000
July 16, 2018	August 1, 2020	2.50%	50,000
December 11, 2018	January 1, 2021	2.75%	50,000
Total Interest Rate Caps			350,000
Fixed-rate Debt[2][3]			348,426
Fixed-rate and Hedged Debt			$698,426
% of Total[3]			**99.7%**


Debt Maturities
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2019(4)
2020
2021
2022
2023
2023 and thereafter

(1) Excludes debt subject to interest rate swap locks
(2) Includes debt subject to interest rate swap locks
(3) Excludes GAAP adjustments
(4) Paid off January 2019

Capitalization & Financial Ratios 14 $ in thousands

Property Portfolio

15

AHH LISTED NYSE

As of December 31, 2018

Property	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	92,710	-	92,710	97.9%	-	$2,597,881	$28.63
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	95.1%	-	636,019	11.58
Bermuda Crossroads[6]	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	98.4%	-	1,713,928	14.22
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	-	121,504	95.5%	-	2,046,360	17.63
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	96.5%	-	1,356,291	12.21
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	-	18,349	18,349	-	66.3%	169,380	13.92
Columbus Village	Barnes & Noble, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	62,362	-	62,362	100.0%	-	1,422,244	22.81
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	96.7%	-	1,595,334	17.92
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	863,799	45.05
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,251,255	12.11
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,768,353	17.14
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,019,584	28.35
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	92.5%	-	1,261,426	15.35
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	83.7%	-	266,752	20.28
Hanbury Village[5]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	98.6%	-	2,486,153	21.61
Harper Hill Commons[6]	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	85.4%	-	942,167	11.38
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Indian Lakes Crossing[6]	Harris Teeter	Virginia Beach, VA		100%	2008	64,973	-	64,973	95.0%	-	839,174	13.60
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,531	-	85,531	93.3%	-	1,698,782	21.29
Lightfoot Marketplace[6]	Harris Teeter, CHKD	Williamsburg, VA		-	2016	124,735	-	124,735	85.6%	-	1,819,389	17.03
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	100.0%	-	1,473,083	12.82
North Point Center[6]	Harris Teeter, PetSmart, Home Depot, Costco	Durham, NC		67%	1998/2009	494,746	-	494,746	100.0%	-	3,812,818	7.71
Oakland Marketplace[5]	Kroger	Oakland, TN		100%	2004	64,538	-	64,538	100.0%	-	475,387	7.37
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	98.0%	-	809,016	13.48
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	100.0%	-	770,911	20.39
Patterson Place	BB&B, PetSmart, DSW, AC Moore	Durham, NC		100%	2004	160,942	-	160,942	94.6%	-	2,384,886	15.67
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,261,436	16.99
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	-	38,586	38,586	-	63.9%	528,714	21.45
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	97.5%	-	2,699,780	26.86
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	88.0%	-	1,220,638	17.23
Sandbridge Commons[5]	Harris Teeter	Virginia Beach, VA		-	2015	69,417	-	69,417	100.0%	-	915,773	13.19
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	96.7%	-	630,451	11.39
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	220,131	-	220,131	89.7%	-	2,699,553	13.68
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	967,788	25.13
South Square[6]	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	95.3%	-	1,790,877	17.14
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,333	-	40,333	93.2%	-	768,665	20.44
Stone House Square[5]	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	93.1%	-	1,787,198	17.10
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	84.8%	-	419,296	42.65
Tyre Neck Harris Teeter[9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,052	10.91
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	171,653	-	171,653	99.1%	-	3,154,273	18.54
Total / Weighted Avg Retail Portfolio				**72%**		**3,645,798**	**56,935**	**3,702,733**	**96.2%**	**64.7%**	**$55,680,727**	**$15.72**

16 AHH LISTED NYSE

Property Portfolio - Continued

As of December 31, 2018

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	-	234,938	96.0%	-	$6,434,782	$28.53
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,247	-	324,247	91.4%	-	8,606,013	29.05
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,876	-	128,876	92.2%	-	2,934,268	24.68
Two Columbus	The Art Institute	Virginia Beach, VA	✓	100%	2009	108,448	-	108,448	94.2%	-	2,672,688	26.17
Total / Weighted Average Office Portfolio				69%		796,509	-	796,509	93.3%	-	$20,647,751	$27.80

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development/ Redevelopment Properties	Total	Core Occupancy[2]	Development/ Redevelopment Occupancy[2]	ABR[7]	Monthly Rent per Occupied Unit
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	94.4%	-	$4,221,756	$1,303.01
Greenside Apartments	Charlotte, NC		-	2018	-	225	225	-	38.7%	1,670,585	1,600.18
Johns Hopkins Village[8][9][10]	Baltimore, MD		-	2016	157	-	157	99.8%	-	7,665,480	1,126.61
Liberty Apartments[8][10]	Newport News, VA		-	2013	197	-	197	96.2%	-	2,388,808	1,050.41
Premier Apartments	Virginia Beach, VA	✓	-	2018	-	131	131	-	58.8%	1,280,532	1,385.86
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	99.6%	-	4,056,060	1,194.36
The Cosmopolitan[8][11]	Virginia Beach, VA	✓	-	2006	-	306	306	-	92.5%	5,520,375	1,625.55
Total / Weighted Avg Multifamily Portfolio			-		924	662	1,586	97.3%	67.5%	$26,803,596	$1,315.83

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of December 31, 2018, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of December 31, 2018, divided by (b) total units available, as of such date expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of December 31, 2018 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of December 31, 2018. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of December 31, 2018, the Company occupied 41,103 square feet at these two properties at an ABR of $1.3M, or $31.21 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right:

Properties Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Bermuda Crossroads	2	11,000	$179,685
Broad Creek Shopping Center	6	23,825	639,988
Columbus Village	1	3,403	200,000
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Indian Lakes	1	50,311	592,385
Lightfoot Marketplace	3	60,442	660,375
North Point Center	4	280,556	1,139,610
Oakland Marketplace	1	45,000	186,300
Sandbridge Commons	1	53,288	583,000
South Square	1	1,778	60,000
Stone House Square	1	3,650	181,500
Tyre Neck Harris Teeter	1	48,859	533,052
Total / Weighted Avg	**25**	**679,218**	**$6,411,693**

(7) For the properties in our multifamily portfolio, ABR is calculated by multiplying (a) base rental payments for the month ended December 31, 2018 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, and Johns Hopkins Village excludes $293K, $746K and $1.2M from ground floor retail leases, respectively.

(9) The Company leases the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended December 31, 2018 by the number of occupied beds.

(11) Excludes 36 units offline for redevelopment.

Development and Redevelopment Pipeline

17

$ in thousands

Development, Not Delivered	Property Type	Estimated[1]	% Leased or LOI	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Construction Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Summit Place (Meeting Street) Charleston, SC	Multifamily	114 units	2%	3Q17	3Q19	3Q19	$53,000	$34,750	$35,000	90%	NA
Hoffler Place (King Street) Charleston, SC	Multifamily	74 units	7%	3Q17	3Q19	3Q19	48,000	31,750	34,500	93%	NA
Market at Mill Creek Mt. Pleasant, SC	Retail	73,000 SF	92%	1Q18	1Q19	2Q19	23,000	16,185	19,500	70%[3]	Lowes Foods
Brooks Crossing - Office Newport News, VA	Office	100,000 sf	100%	1Q18	2Q19	3Q19	20,000	15,625	15,000	65%[3]	Huntington Ingalls Industries
Wills Wharf Baltimore, MD	Office	325,000 sf	60%	3Q18	1Q20	3Q20	119,000	- [4]	20,000	100%	WeWork, Canopy by Hilton
						Total Development, Not Delivered	263,000	98,310	124,000		
Development, Delivered Not Stabilized											
Brooks Crossing - Retail Newport News, VA	Retail	18,000 sf	66%	3Q15	3Q16	4Q19	3,000	-	3,000	65%[3]	Misc. small shops
Greenside (Harding Place) Charlotte, NC	Multifamily	225 Units	47%	3Q16	3Q18	4Q19	50,000	29,750	50,000	80%[3]	NA
Premier Apartments (Town Center Phase VI) Virginia Beach, VA	Multifamily	131 Units	65%	4Q16	3Q18	3Q19	30,000	16,666	29,000	100%	NA
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	75%	4Q16	3Q18	1Q20	15,000	8,334	12,000	100%	Williams Sonoma, Pottery Barn
Lightfoot Outparcel Williamsburg, VA	Retail	NA	100%	1Q18	3Q18	1Q19	4,000	3,000	4,000	70%[3]	Panera
						Total Development, Delivered Not Stabilized	102,000	57,750	98,000		
						Total	$365,000	$156,060	222,000		

Joint Ventures - Minority Partner	Property Type	Estimated	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation	Project Cost	Construction Loan Commitment	Equity Investment	AHH Ownership %	Anchor Tenants & Other Notes
One City Center - 37% JV Durham, NC	Office	153,000 sf	85%	1Q16	3Q18	2Q19	$46,000	$25,250	$20,750	100%	Duke University , WeWork

Redevelopment	Property Type	Units Out of Service	% Leased	Schedule[1] Construction Start	Anticipated Completion	Same-Store Sales	Estimated Cost[1]	Construction Loan Commitment	Cost to Date
The Cosmopolitan Virginia Beach, VA	Multifamily	36 units	92%	1Q18	1Q20	1Q21	$10,000	-	$1,200


Premier


Summit Place


One City Center

	Q4 2018	YTD
Capitalized Interest	$1,493	$5,010
Capitalized Overhead	$836	$3,116

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) $76M loan scheduled to close 2Q19

Mezzanine Investments 18 $ in thousands Schedule(1) Full Year 2018 Property % Leased Initial Option to Loan Mezzanine Mezzanine Mezzanine Investments Type Estimated(1) or LOI Occupancy Loan Maturity Interest Rate Purchase Balance Interest QTD Interest The Residences at Annapolis Junction Multifamily 416 units 76% 3Q17 4Q19 10% - $36,000 $1,054 $4,428 Annapolis Junction, MD 1405 Point (Point Street Apartments)(3) Multifamily 289 units 91% 1Q18 3Q21 8% 99,000 30,000 597 2,080 Baltimore, MD North Decatur Square (Whole Foods) Retail 86,000 sf 100% 4Q18 2Q22 15% - 19,000 651 2,212 Decatur, GA Nexton Square(3) Retail 135,000 sf 79% 2Q19 4Q20 15% 42,000 15,000 216 235 Summerville, SC Delray Plaza (Whole Foods) Retail 83,000 sf 94% 3Q19 4Q20 15% - 7,000 253 928 Delray Beach, FL Solis Apartments at Interlock Multifamily 345 units NA 3Q20 3Q22 13% - 14,000 55 55 Atlanta, GA The Interlock Mixed-use 300,000 sf 63% 3Q20 3Q22 15% - 18,000 202 203 Atlanta, GA Total Mezzanine Investment $141,000 $139,000 $3,028 $10,141 (1) Represents estimates that may change as the development process proceeds (2) Sold our at-cost purchase option to the developer of Annapolis Junction (3) Intend to exercise discounted purchase option 1405 Point North Decatur Square Nexton Square

19
AHH LISTED NYSE

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Lexington Square[3]	Lexington, SC	85,531	$26,758	-	$2,624	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,284,872	$443,530	$127,700	$78,250	7.1%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Indian Lakes Wawa	Virginia Beach, VA	6,047	$4,400	$4,400	$0	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[4]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		774,567 sf/ 203 units	$209,475	$156,600	$58,635	7.2%		

(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Units are issuable contingent on the achievement of certain further occupancy requirements
(4) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate

Construction Business Summary 20 $ in thousands Total Contract Work in Place as Estimated Date Location Value of 12/31/2018 Backlog of Completion Highlighted Projects One City Center Durham, NC $69,044 $66,250 $2,794 1Q 2019 Dinwiddie Municipal Complex Dinwiddie, VA 24,178 22,668 1,510 2Q 2019 Interlock Commercial Atlanta, GA 84,922 323 84,599 4Q 2020 Solis Apartments at Interlock Atlanta, GA 62,300 71 62,229 1Q 2021 Sub Total 240,444 89,312 151,132 All Other Projects 564,928 550,197 14,731 Total $805,372 $639,509 $165,863 Gross Profit Summary Trailing 12 Q4 2018 Months (Unaudited) Revenue $12,705 $76,359 Expense (12,154) (73,628) Gross Profit $551 $2,731

Same Store NOI by Segment

21 AHH LISTED NYSE

$ in thousands
(Reconciliation to GAAP located in appendix on pg. 34)

	Three months ended				Year ended			
	12/31/2018	12/31/2017	$ Change	% Change	12/31/2018	12/31/2017	$ Change	% Change
Office[1]	(Unaudited)				(Unaudited)			
Revenue	$5,165	$4,779	$386	8.1%	$14,125	$13,615	$510	3.7%
Expenses[2]	1,836	1,741	95	5.5%	5,496	5,196	300	5.8%
Net Operating Income	3,329	3,038	291	9.6%	8,629	8,419	210	2.5%
Retail[1]								
Revenue	14,576	14,465	111	0.8%	56,693	56,348	345	0.6%
Expenses[2]	3,441	3,291	150	4.6%	13,156	12,844	312	2.4%
Net Operating Income	11,135	11,174	(39)	-0.3%	43,537	43,504	33	0.1%
Multifamily[1]								
Revenue	5,487	5,045	442	8.8%	11,834	11,473	361	3.1%
Expenses[2]	2,128	2,036	92	4.5%	4,989	4,869	120	2.5%
Net Operating Income	3,359	3,009	350	11.6%	6,845	6,604	241	3.6%
Same Store Net Operating Income (NOI)	$17,823	$17,221	$602	3.5%	$59,011	$58,527	$484	0.8%
Net effect of straight-line rents	($739)	(257)	(482)		(487)	(142)	(345)	
Amortization of lease incentives and above (below) market rents	($15)	(31)	16		(372)	(365)	(7)	
Same store portfolio NOI, cash basis	$17,069	$16,933	$136	0.8%	$58,152	$58,020	$132	0.2%
NOI, Cash Basis:								
Office	$2,818	$2,982	($164)	-5.5%	$8,373	$9,102	($729)	-8.0%
Retail	10,992	10,962	30	0.3%	42,887	42,267	620	1.5%
Multifamily	3,259	2,989	270	9.0%	6,892	6,651	241	3.6%
	$17,069	$16,933	$136	0.8%	$58,152	$58,020	$132	0.2%
NOI:								
Office	$3,329	$3,038	$291	9.6%	$8,629	$8,419	$210	2.5%
Retail	11,135	11,174	(39)	-0.3%	43,537	43,504	33	0.1%
Multifamily	3,359	3,009	350	11.6%	6,845	6,604	241	3.6%
	$17,823	$17,221	$602	3.5%	$59,011	$58,527	$484	0.8%

(1) See page 31 for Same Store vs. Non – Same Store Properties
(2) Excludes expenses associated with the Company's in house asset management division of $585K and $474K for the 3 months ended 12/31/18 & 12/31/17, respectively, as well as $2.1M and $1.9M for the 12 months ended 12/31/18 & 12/31/17, respectively.

Top 10 Tenants by Annualized Base Rent 22 $ in thousands As of December 31, 2018 Office Portfolio Number Lease Annualized Base % of Office Portfolio % of Total Portfolio Tenant of Leases Expiration Rent Annualized Base Rent Annualized Base Rent Clark Nexsen 1 2029 $ 2,588 12.5% 2.5% Mythics 1 2030 1,164 5.6% 1.1% Hampton University 2 2024 1,063 5.1% 1.0% Pender & Coward 1 2030 882 4.3% 0.9% Kimley-Horn 1 2027 876 4.2% 0.8% Troutman Sanders 1 2025 855 4.1% 0.8% The Art Institute 1 2019 852 4.1% 0.8% City of Va Beach Development Authority 1 2024 744 3.6% 0.7% Cherry Bekaert 1 2022 718 3.5% 0.7% Williams Mullen 1 2028 655 3.2% 0.6% Top 10 Total $ 10,397 50.2% 9.9% Retail Portfolio Number Lease Annualized Base % of Retail Portfolio % of Total Portfolio Tenant of Leases Expiration Rent Annualized Base Rent Annualized Base Rent Harris Teeter/Kroger 11 2020 - 2036 $ 6,188 11.1% 6.0% Regal Cinemas 2 2022 - 2024 1,679 3.0% 1.6% Bed, Bath, & Beyond 4 2020 - 2024 1,677 3.0% 1.6% PetSmart 5 2020 - 2022 1,438 2.6% 1.4% Food Lion 3 2019 - 2022 1,291 2.3% 1.3% Lowes Foods, LLC 1 2037 930 1.7% 0.9% Dick's Sporting Goods 1 2020 840 1.5% 0.8% Weis Markets 1 2028 802 1.4% 0.8% Ross Dress for Less 2 2020 - 2022 762 1.4% 0.7% Petco 3 2020 - 2027 743 1.3% 0.7% Top 10 Total $ 16,350 29.3% 15.8%

Office Lease Summary 23 Renewal Lease Summary GAAP Cash Number of Weighted Leases Net rentable SF Leases Net rentable Contractual Prior Rent Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed Signed Expiring SF Expiring Rent per SF per SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q4 2018 3 5,490 2 1,915 $ 26.13 $ 24.97 4.6%$ 26.50 $ 26.27 0.9% 3.86 $ 165,800 $ 30.20 Q3 2018 - - 1 9,337 - - 0.0% - - 0.0% - - - Q2 2018 3 28,910 6 13,225 28.88 28.41 1.7% 27.68 30.86 -10.3% 8.77 2,169,711 75.05 Q1 2018 1 1,400 - - 27.22 23.99 13.5% 27.24 26.45 3.0% 3.00 2,428 1.73 New Lease Summary(1) Number of Cash Weighted Leases Net rentable SF Contractual Average Lease TI & LC Quarter Signed Signed Rent per SF Term (yrs) TI & LC per SF Q4 2018 1 1,242 $ 24.00 5.21 $ 13,585 $ 10.94 Q3 2018 1 1,806 26.00 5.00 14,958 8.28 Q2 2018 4 20,899 23.22 7.18 853,977 40.86 Q1 2018 3 17,668 23.59 8.28 930,376 52.66 (1) Excludes new leases from properties in development

Office Lease Expirations 24 As of December 31, 2018 Square Footage % Portfolio % of Portfolio Annualized Base Number of Leases of Leases Net Rentable Annualized Base Annualized Rent per Leased Year of Lease Expiration Expiring Expiring(1) Square Feet Rent Base Rent Square Foot Available - 53,704 6.7% $ - - $ - M-T-M 3 633 0.1% 20,400 0.1% 32.23 2019 16 75,516 9.5% 1,942,629 9.4% 25.72 2020 7 26,537 3.3% 765,538 3.7% 28.85 2021 8 46,798 5.9% 1,339,418 6.5% 28.62 2022 9 73,394 9.2% 2,083,571 10.1% 28.39 2023 11 63,441 8.0% 1,816,072 8.8% 28.63 2024 7 102,931 12.9% 2,796,210 13.5% 27.17 2025 7 70,062 8.8% 1,931,218 9.4% 27.56 2026 3 15,140 1.9% 331,665 1.6% 21.91 2027 3 49,081 6.2% 1,416,099 6.9% 28.85 2028 4 56,844 7.1% 1,512,745 7.3% 26.61 2029 2 86,759 10.9% 2,646,518 12.8% 30.50 Thereafter 2 75,669 9.5% 2,045,668 9.9% 27.03 Total / Weighted Average 82 796,509 100.0%$ 20,647,751 100.0%$ 27.80 Square Feet Under % of Portfolio Lease ABR 2,500 or less 3.3% 2,501-10,000 17.9% 10,001-20,000 29.5% 20,001-40,000 31.0% 40,001-100,000 18.2% Office Portfolio Total 100.0% (1) Includes new leases from the development properties that have been delivered, but not stabalized

Retail Lease Summary 25 Renewal Lease Summary GAAP Cash Number of Leases Net rentable Net rentable Contractual Prior Rent Releasing Contractual Prior Rent Releasing Weighted Average TI & LC Quarter Signed SF Signed Leases Expiring SF Expiring Rent per SF per SF Spread Rent per SF per SF Spread Lease Term (yrs) TI & LC per SF Q4 2018 23 169,261 13 67,429 $ 15.91 $ 15.14 5.0%$ 15.78 $ 15.36 2.8% 3.98 $ 175,816 $ 1.04 Q3 2018 10 28,101 11 19,775 29.36 27.23 7.8% 29.95 28.19 6.2% 5.23 115,732 4.12 Q2 2018 19 64,064 1 1,900 19.55 18.71 4.5% 19.33 19.13 1.0% 5.60 261,455 4.08 Q1 2018 19 61,029 3 9,700 21.14 19.65 7.6% 20.47 19.88 3.0% 6.33 433,976 7.11 New Lease Summary(1) Number of Weighted Leases Net rentable Cash Contractual Rent Average Lease TI & LC Quarter Signed SF Signed per SF Term (yrs) TI & LC per SF Q4 2018 7 60,363 $ 15.09 10.83 $ 2,710,665 $ 44.91 Q3 2018 7 10,444 19.60 5.95 366,032 35.05 Q2 2018 9 29,646 25.08 8.63 1,041,670 35.14 Q1 2018 5 14,196 15.57 5.10 223,542 15.75 (1) Excludes new leases from properties in development

Retail Lease Expirations 26 As of December 31, 2018 Square Footage % Portfolio % of Portfolio Annualized Base Number of Leases of Leases Net Rentable Annualized Base Annualized Rent per Leased Year of Lease Expiration Expiring Expiring(1) Square Feet Rent Base Rent Square Foot Available - 159,923 4.3% $ - - $ - M-T-M 2 2,600 0.1% 48,470 0.1% 18.64 2019 64 287,943 7.8% 4,922,077 8.8% 17.09 2020 77 589,349 15.9% 8,321,449 14.9% 14.12 2021 67 301,451 8.1% 5,439,595 9.8% 18.04 2022 59 422,280 11.4% 7,003,826 12.6% 16.59 2023 59 432,951 11.7% 6,632,066 11.9% 15.32 2024 39 305,397 8.2% 4,862,548 8.7% 15.92 2025 21 236,602 6.4% 2,666,200 4.8% 11.27 2026 20 169,355 4.6% 2,934,654 5.3% 17.33 2027 18 118,786 3.2% 2,544,828 4.6% 21.42 2028 25 270,005 7.3% 3,973,549 7.1% 14.72 2029 9 48,665 1.3% 1,042,083 1.9% 21.41 Thereafter 17 357,426 9.6% 5,289,383 9.4% 14.80 Total / Weighted Average 477 3,702,733 100.0%$ 55,680,728 100.0%$ 15.72 Square Feet % of Portfolio Under Lease ABR 2,500 or less 13.5% 2,501-10,000 29.5% 10,001-20,000 15.6% 20,001-40,000 14.9% 40,001-100,000 24.8% Greater than 100,000 1.7% Retail Portfolio Total 100.0% (1) Includes new leases from properties in development

27 Appendix Definitions & Reconciliations

Definitions 28 Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs), impairment of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

Definitions 29 Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

Definitions 30 Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark-to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to- market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Same Store vs. Non-Same Store Properties

31

AHH LISTED NYSE

	Three Months Ended 12/31/2018 to 2017		Year Ended 12/31/2018 to 2017	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe	X		X	
Bermuda Crossroads	X		X	
Broad Creek Shopping Center		X		X
Brooks Crossing (Retail)		X		X
Broadmoor Plaza	X		X	
Columbus Village	X		X	
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Greentree Shopping Center	X		X	
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons	X		X	
Harrisonburg Regal	X		X	
Indian Lakes		X		X
Lexington Square		X		X
Lightfoot Marketplace		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Oakland Marketplace	X		X	
Parkway Centre		X		X
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X

	Three Months Ended 12/31/2018 to 2017		Year Ended 12/31/2018 to 2017	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Providence Plaza	X		X	
Renaissance Square	X		X	
Sandbridge Commons	X		X	
Socastee Commons	X		X	
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Stone House Square	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Waynesboro Commons		X		X
Wendover Village	X		X	
Wendover Village Outparcel	X			X
Office Properties				
4525 Main Street	X			X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake		X		X
Commonwealth of VA - Virginia Beach		X		X
One Columbus	X		X	
Two Columbus	X		X	
Multifamily Properties				
Encore Apartments	X		X	
Greenside Apartments		X		X
Liberty Apartments	X		X	
Premier Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan		X		X
Johns Hopkins Village	X			X

Reconciliation to Property Portfolio NOI 32 $ in thousands Three months ended 12/31 Year ended 12/31 2018 2017 2018 2017 Office Same Store(1) Rental revenues $5,165 $4,779 $14,125 $13,615 Property expenses 1,836 1,741 5,496 5,196 NOI 3,329 3,038 8,629 8,419 Non-Same Store NOI(2) (103) (81) 4,180 3,446 Segment NOI $3,226 $2,957 $12,809 $11,865 Retail Same Store(1) Rental revenues $14,576 $14,465 $56,693 $56,348 Property expenses 3,441 3,291 13,156 12,844 NOI 11,135 11,174 43,537 43,504 Non-Same Store NOI(2) 1,884 692 6,718 3,196 Segment NOI $13,019 $11,866 $50,255 $46,700 Multifamily Same Store(1) Rental revenues $5,487 $5,045 $11,834 $11,473 Property expenses 2,128 2,036 $4,989 4,869 NOI 3,359 3,009 $6,845 6,604 Non-Same Store NOI(2) 959 738 $8,444 7,618 Segment NOI $4,318 $3,747 $15,289 $14,222 Total Property Portfolio NOI $20,563 $18,570 $78,353 $72,787 (1) See page 32 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the company’s in house asset management division.

Reconciliation to Property Portfolio NOI 33 $ in thousands Three months ended 12/31/2018 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis ($0) $10,657 $2,533 $13,189 Net effect of straight-line rents - 84 113 197 Amortization of lease incentives and (above) below market rents - 171 (13) 158 NOI ($0) $10,912 $2,633 $13,544 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $2,944 $2,094 $1,489 $6,527 Net effect of straight-line rents 583 (68) 50 565 Amortization of lease incentives and (above) below market rents (72) (57) - (129) Elimination of AHH rent (225) (99) - (324) NOI $3,230 $1,870 $1,539 $6,639 NOI Office Retail Multifamily Total Diversified Portfolio ($0) $10,912 $2,633 $13,544 Town Center of Virginia Beach 3,230 1,870 1,539 6,639 Unstabilized Properties (4) 237 146 380 Total Property Portfolio NOI $3,226 $13,019 $4,318 $20,563

Reconciliation to GAAP Net Income

34
AHH
LISTED
NYSE

$ in thousands

Three months ended 12/31/2018

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 5,165	$ 17,708	$ 7,860	$ 30,733	$ 12,705	$ 43,438
Segment expenses	1,939	4,689	3,542	10,170	12,154	22,324
Net operating income	$ 3,226	$ 13,019	$ 4,318	$ 20,563	$ 551	$ 21,114
Depreciation and amortization						(11,260)
General and administrative expenses						(3,339)
Acquisition, development and other pursuit costs						(190)
Impairment charges						(1,518)
Interest income						3,577
Interest expense						(5,540)
Equity in income of unconsolidated real estate entities						372
Gain on real estate dispositions						4,254
Change in fair value of interest rate derivatives						(2,207)
Other income (loss) benefit						155
Income tax benefit (provision)						(523)
Net income						$ 4,895

Year ended 12/31/2018

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 20,701	$ 67,959	$ 28,298	$ 116,958	$ 76,359	$ 193,317
Segment expenses	7,892	17,704	13,009	38,605	73,628	112,233
Net operating income	$ 12,809	$ 50,255	$ 15,289	$ 78,353	$ 2,731	$ 81,084
Depreciation and amortization						(39,913)
General and administrative expenses						(11,431)
Acquisition, development and other pursuit costs						(352)
Impairment charges						(1,619)
Interest income						10,729
Interest expense						(19,087)
Equity in income of unconsolidated real estate entities						372
Loss on extinguishment of debt						(11)
Gain on real estate dispositions						4,254
Change in fair value of interest rate derivatives						(951)
Other income						388
Income tax benefit (provision)						29
Net income						$ 23,492